UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 7, 2012

Spirit Realty Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14631 North Scottsdale Road, Suite 200, Scottsdale, Arizona 85254

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 7, 2012, Spirit Realty Capital, Inc. issued a press release and will hold a conference call regarding its financial results for the quarter ended September 30, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press release, dated November 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender Chief Financial Officer, Senior Vice President, Assistant Secretary and Treasurer

Date: November 7, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated November 7, 2012